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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)  May 3, 2005
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                              DATAWATCH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        000-19960                                         02-0405716
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(Commission File Number)                       (IRS Employer Identification No.)


      175 CABOT STREET, SUITE 503
         LOWELL, MASSACHUSETTS                                01854
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (978) 441-2200
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

            Calvin MacKay, Senior Vice President of Enterprise Solutions of the Registrant, has announced that he will retire from the Registrant on August 31, 2005. In the interim, Mr. MacKay will be transferring his duties to other employees of the Registrant. Accordingly, the executive sales incentive plan as agreed on October 27, 2004 with respect to Mr. MacKay is cancelled effective May 3, 2005. Under the executive sales incentive plan, Mr. MacKay was entitled to a commission of 1% of any increase in the revenues of enterprise products (including Datawatch/ES, Visual/QSM and Visual/HD), compared to the same period in fiscal 2004, measured and paid on a quarterly basis. No amount was payable to Mr. MacKay with respect to the quarter ended March 31, 2005 and Mr. MacKay will not receive any payment with respect to the quarter ending June 30, 2005 or any additional payment pursuant to the executive sales incentive plan.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DATAWATCH CORPORATION




Date: May 3, 2005
                                    By: /s/ Robert W. Hagger
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                                    Name: Robert W. Hagger
                                    Title: President and Chief Executive Officer